PATENT PURCHASE AGREEMENT

THIS PATENT PURCHASE AGREEMENT (this “Agreement”) is made as of February 2, 2016, between Creative Medical Health, Inc., a Delaware corporation (“Seller”) and Creative Medical Technologies, Inc., a Nevada corporation (“Buyer”).

RECITALS

WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller all of Seller’s right, title, and interests in and to certain Patent Rights (as defined below), in exchange for certain consideration as set forth herein, and upon the other terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, the parties hereto agree as follows:

AGREEMENT

1.

PURCHASE AND SALE OF ASSETS

1.1

ASSETS TO BE SOLD. Subject to and in accordance with the terms and conditions hereof, at the Closing, provided for in Section 2.1 hereof, Buyer will purchase from Seller, and Seller will sell, assign, transfer and convey to Buyer all of Seller’s right, title, and interest in and to the following: all patents and patent applications (including the rights to apply for patents anywhere in the world and any rights to sue for past infringements thereof) described on Schedule 1.1 attached hereto, all domain names related to the patent, including CaverStem.com and its website, and all trademarks issued and pending, including CaverStem (collectively, the “Patent Rights”). In addition, Seller shall assign, and Buyer shall assume all obligations under, agreements with third parties relating to the Patent Rights, including the existing agreement with LABIOMED.

1.2

LIABILITIES RETAINED BY SELLER. Buyer shall not assume, or in any way be liable or responsible for, any liabilities, obligations or indebtedness of Seller, whether due or to become due, absolute or contingent, known or unknown, if any, arising after Closing under any contracts related to the Patent Rights unless specifically assumed by Buyer in writing at the Closing.

2.

THE CLOSING

2.1

CLOSING. The closing hereunder (the “Closing”) shall take place at the offices of Buyer, on such date as is mutually agreed upon by the parties that in no event is later than five business days after the satisfaction of all conditions required to be satisfied at or prior to the Closing. The date on which the Closing shall occur is referred to herein as the “Closing Date.”

2.2

PAYMENT OF PURCHASE PRICE. The consideration to be paid by Buyer to Seller, in consideration of the sale and transfer of the Patent Rights, shall be 10,000,000 common shares of Buyer (the “Shares”).

3.

DELIVERIES

3.1

DELIVERIES OF SELLER. At the Closing, Seller will deliver to Buyer duly executed assignments of all patents and patent applications contained in the Patent Rights, and such other assignments and other instruments as, in the reasonable opinion of Buyer’s counsel, are necessary to vest in Buyer good, valid, and marketable title to the Patent Rights. Sell will also deliver assignments of all other intellectual property rights and agreements as set forth in Section 1.1 above.

3.2

DELIVERIES OF BUYER. At the Closing, Buyer shall deliver to Seller evidence of the Shares being duly registered by the Buyer’s transfer agent in the name of Seller.

4.

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Buyer as follows:

4.1

CORPORATE ORGANIZATION. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on the business of Seller as it is now being conducted.

4.2

AUTHORIZATION. Seller has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The board of directors of Seller has taken all action required by law to be taken to authorize the execution and delivery by Seller of this Agreement, and no other corporate proceedings on the part of Seller are required to authorize such execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, other than approval by the stockholders of Seller. This Agreement has been duly executed and delivered by Seller and is a valid and binding obligation of Seller enforceable in accordance with its terms.

4.3

NO VIOLATION. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will violate any provision of the Certificate of Incorporation or Bylaws of Seller or violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any debt or obligation of Seller or violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

4.4

TITLE TO ASSETS; ENCUMBRANCES. Seller has good, valid, and marketable title to the Patent Rights, free and clear of all liens, claims, charges, security interests or other encumbrances of any nature.

4.5

LITIGATION. There is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency known to Seller which questions or challenges the validity of this Agreement or any action taken or to be taken by Seller pursuant to this Agreement or which questions or challenges the validity of any of the Patent Rights; nor to Seller’s knowledge is there any valid basis therefor.

4.6

CONSENTS. No consent of any person is necessary to the consummation of the transactions contemplated hereby.

4.7

GOOD TITLE CONVEYED. Seller has or will at the Closing have the power and the right to sell, assign, transfer and deliver to Buyer, and upon consummation of the transactions contemplated by this Agreement, Buyer will acquire, good, valid and marketable title to, the Patent Rights, free and clear of all pledges, liens, security interests or other such encumbrances or charges of any kind.

4.8

INVESTMENT. Seller hereby represents and warrants to the Buyer as follows with respect to its acquisition of the Shares:

(a)

Seller has experience in evaluating and investing in private placement transactions so that Seller is capable of evaluating the merits and risks of Seller’s investment in the Buyer.

(b)

Seller is acquiring the Shares for investment for Seller’s own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Seller understands that the Shares have not been, and will not be, registered under the Securities Act of 1933 by reason of a specific exemption therefrom.

(c)

Seller acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act of 1933 or an exemption from such registration is available. Seller is aware of the provisions of Rule 144 promulgated under the Securities Act of 1933 which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions.

(e)

The stock records representing the Shares shall bear the following legend (as well as any legend required by applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE OR BOOK ENTRY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

Seller agrees that, in order to ensure compliance with the restrictions referred to herein, Buyer may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if Buyer transfers its own securities, it may make appropriate notations to the same effect in its own records.

(f)

Seller is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission.

5.

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller as follows:

5.1

CORPORATE ORGANIZATION. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to carry on the business of Buyer as it is now being conducted.

5.2

AUTHORIZATION. Buyer has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly executed and delivered by Buyer and is a valid and binding obligation of Buyer enforceable in accordance with its terms.

5.3

SHARES. The Shares, when issued, shall be validly issued, fully paid, and nonassessable.

6.

CONDITIONS TO THE OBLIGATIONS OF BUYER

The obligations of Buyer under this Agreement are subject to the satisfaction on or before the Closing Date of the following conditions, any of which may be waived by Buyer in writing:

6.1

REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties contained in Article 4 hereof shall be true, complete and accurate in all material respects as of the date when made and the Chief Executive Officer (or President) of Seller shall have delivered to Buyer a certificate to that effect.

6.2

PERFORMANCE. Seller shall have performed and complied in all material respects with all agreements, obligations, and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing, and the Chief Executive Officer (or President) of Seller shall have delivered to Buyer a certificate to that effect.

6.3

NO INJUNCTION. On the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction or other competent governmental authority directing that the transactions provided for herein not be consummated.

6.4

CONSENTS OBTAINED. Seller shall have obtained all consents and assignments required to be obtained by it in order to consummate the transactions contemplated by this Agreement.

6.5

AUTHORIZATION. This Agreement and the contemplated transaction shall have been approved and adopted by the requisite vote of the board of directors and stockholders of Seller in accordance with applicable law.

7.

CONDITIONS TO SELLER’S OBLIGATIONS

The obligations of Seller under this Agreement are subject to the satisfaction on or before the Closing Date of the following conditions, any of which may be waived by Seller:

7.1

REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties contained in Article 5 hereof shall be true, complete and accurate in all material respects as of the date when made.

7.2

PERFORMANCE. Buyer shall have performed and complied in all material respects with all agreements, obligations, and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing.

7.3

NO INJUNCTION. On the Closing Date there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction or other competent governmental authority directing that the transactions provided for herein not be consummated.

7.4

OUTSTANDING SHARES. At Closing Buyer will have not more than 5,000,000 shares of its common stock outstanding, excluding shares issued under or issuable under the Buyer’s 2016 Stock Incentive Plan, which shares cannot exceed 2,000,000.

9.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties of Seller shall not be deemed waived or otherwise affected by any investigation by Buyer. Each of the representations, warranties, covenants and agreements of the parties contained in this Agreement shall survive for a period of one year from the Closing Date.

10.

ADDITIONAL COVENANTS AND AGREEMENTS

10.1

FURTHER ASSURANCES. Upon the request of either Buyer or Seller, the other party will execute and deliver to the requesting party, or such party’s nominee, all such instruments and documents of further assurance or otherwise, and will do any and all such acts and things as may reasonably be required to carry out the obligations of such party hereunder, to vest in Buyer good and marketable title to the Patent Rights to be transferred hereunder and to more effectively consummate the transactions contemplated hereby.

10.2

SATISFACTION OF CONDITIONS. Seller agrees to use its commercially reasonable efforts to obtain the satisfaction of the conditions specified in Article 6.

11.

TERMINATION

11.1

METHODS OF TERMINATION. The transactions contemplated herein may be terminated and/or abandoned at any time but not later than the Closing:

(a)

By mutual consent of Buyer and Seller; or

(b)

By Buyer on or after August 31, 2016, or such later date as may be established pursuant to Section 2.1 hereof, if any of the conditions provided for in Article 6 of this Agreement shall not have been met or waived in writing by Buyer prior to such date; or

(c)

By Seller on or after August 31,2016, or such later date as may be established pursuant to Section 2.1 hereof, if any of the conditions provided for in Article 7 of this Agreement shall not have been met or waived in writing by Seller prior to such date.

11.2

PROCEDURE UPON TERMINATION. In the event of termination and abandonment by Buyer or by Seller, or of both, pursuant to Section 11.1 hereof, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated and/or abandoned, without further action by Buyer or Seller. If the transactions contemplated by this Agreement are terminated and/or abandoned as provided herein, each party will redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same.

12.

EXPENSES. Except as specifically provided in this Agreement, Seller, on the one hand, and Buyer, on the other hand, shall bear their respective expenses, costs, and fees (including attorneys’, auditors’ and financing commitment fees) in connection with the transactions contemplated hereby, including the preparation, execution and delivery of this Agreement and compliance herewith, whether or not the transactions contemplated hereby shall be consummated.

13.

SEVERABILITY. If any provision of this Agreement, including any phrase, sentence, clause, Section or subsection is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever.

14.

NOTICES. Any notice, demand, request, waiver or other communication required or permitted to be given pursuant to this Agreement must be in writing (including electronic format) and will be deemed by the parties to have been received (i) upon delivery in person (including by reputable express courier service) at the address set forth below; (ii) upon delivery by facsimile (as verified by a printout showing satisfactory transmission) at the facsimile number designated below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); (iii) upon delivery by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); or (iv) upon three business days after mailing with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested, addressed to the address set forth below. Any party hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other party in accordance with this section.

If to Buyer at:	Creative Medical Technologies, Inc.
2017 W. Peoria Ave. Phoenix, Arizona 85029
Attention: Timothy Warbington, CEO
Facsimile No.:
Email Address: timwarbington@yahoo.com

If to Seller at:	Creative Medical Health, Inc.
2017 W. Peoria Ave. Phoenix, Arizona 85029
Attention: Donald Dickerson, Vice-President
Facsimile No.:
Email Address: coo@creativemedicalhealth.com

15.

HEADINGS. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

16.

ENTIRE AGREEMENT. This Agreement (including the Schedules hereto) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

17.

COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

18.

GOVERNING LAW. This Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of Nevada, without giving effect to the conflict of laws rules thereof to the extent that the application of the law of another jurisdiction would be required thereby. Buyer and Seller hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of Nevada and the federal courts of the United States of America located in Clark County Nevada solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any of such documents may not be enforced in or by said courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Nevada State or federal court. Buyer and Seller hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 14, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

19.

ATTORNEY FEES. In the event of any suit or action to enforce or interpret any provision of this Agreement or otherwise arising out of this Agreement, the prevailing party is entitled to recover, in addition to other direct incremental costs, reasonable attorney fees in connection with the suit, action, or arbitration, and in any appeals.

20.

BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

21.

ASSIGNMENT. This Agreement shall not be assignable or otherwise transferable by any party hereto without the prior written consent of the other party hereto.

22.

AMENDMENT; WAIVERS. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

[Signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

CREATIVE MEDICAL HEALTH, INC.

By:

/s/ Donald Dickerson

Name: Donald Dickerson

Title: VP

CREATIVE MEDICAL TECHNOLOGIES, INC.

By:

/s/ Timothy Warbington

Name: Timothy Warbington

Title: CEO

SCHEDULE 1.1

[Patent Rights]

U.S. Patent No. 8,372,797 issued on February 12, 2013, for the treatment of erectile dysfunction by stem cell therapy (the “Patent”), including, but not limited to, all know-how, trade secrets, chemical and biological materials, formulations, information, documents, studies, results, data and regulatory approvals, filings and correspondence, including biological, chemical, pharmacological, toxicological, pre-clinical, clinical and assay data, manufacturing processes and data, specifications, sourcing information, assays, and quality control and testing procedures, whether or not patented or patentable, in each case, to the extent related to the Patent.